LORD ABBETT INVESTMENT TRUST

Lord Abbett Income Fund

Supplement dated January 2, 2020 to the

Summary Prospectus dated April 1, 2019

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 12 of the summary prospectus:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	1998
Robert A. Lee, Partner and Chief Investment Officer	1998
Kewjin Yuoh, Partner and Portfolio Manager	2010
Steven F. Rocco, Partner and Director of Taxable Fixed Income	2013
Yoana N. Koleva, Managing Director and Portfolio Manager	2020
Eric P. Kang, Portfolio Manager	2020

Please retain this document for your future reference.